UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 24, 2010

iGATE Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

000-21755	25-1802235
(Commission File Number)	(IRS Employer Identification No.)

6528 Kaiser Drive, Fremont, CA	94555
(Address of Principal Executive Offices)	(Zip Code)

(510) 896-3015

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

A. Update of 2008 Form 10-K

iGATE Corporation (the “Company”) is filing this Current Report on Form 8-K with the SEC to update the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC on February 23, 2009 (the “2008 Form 10-K”) to reflect, for all periods presented, the retrospective adoption, effective January 1, 2009, of Financial Accounting Standards Board Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51 (“FAS 160”). FAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary, previously referred to as minority interest. Among other matters, FAS 160 requires that noncontrolling interests be reported within the equity section of the balance sheet and that the amounts of consolidated net income or loss and consolidated comprehensive income or loss attributable to the parent company and the noncontrolling interests be clearly presented separately in the consolidated financial statements. Also, pursuant to FAS 160, where appropriate, losses will be allocated to noncontrolling interests even when that allocation may result in a deficit equity balance. While the accounting provisions of FAS 160 are being applied prospectively beginning January 1, 2009, the presentation and disclosure requirements have been applied retrospectively. Upon adoption of FAS 160, the Company reclassified minority interests in its consolidated balance sheet from accrued expenses to noncontrolling interest in the equity section. Additionally, the Company changed the way noncontrolling interests are presented within the consolidated statement of income such that the statement of income reflects results attributable to both the Company’s interests and noncontrolling interests. The results attributable to the Company’s interests did not change upon the adoption of FAS 160.

The following sections of the 2008 Form 10-K are being updated in this Current Report on Form 8-K to reflect the retrospective adoption of FAS 160 (such sections are filed as Exhibit 99.1 hereto and incorporated by reference herein):

•	Part II —Item 6. Selected Financial Data

•	Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

•	Part IV—Item 15. Exhibits and Financial Statement Schedules

The Company has included the entire text of the affected sections. No sections of the 2008 Form 10-K other than as identified above are being revised by this filing. Information in the 2008 Form 10-K is generally stated as of December 31, 2008 and this filing does not reflect any subsequent information or events other than the adoption of the accounting pronouncements and the reclassification of certain prior year amounts to conform to current presentation. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is included in the Company’s other filings with the SEC.

B. Update of 2009 Form 10-Qs

In addition to the information being updated in the 2008 Form 10-K, the Company has included the affected portion of the 2009 10-Qs to reflect the adoption of FAS 160.

The following sections of the 2009 Form 10-Q are being updated in this Current Report on Form 8-K to reflect the retrospective adoption of FAS 160 (such sections are filed as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively, hereto for the fiscal quarters ended March 31, 2009, June 30, 2009 and September 30, 2009):

•	Part I —Item 1. Financial Statements

•	Part I—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

No sections of the 2009 Form 10-Qs other than as identified above are being revised by this filing. Information in the 2009 Form 10-Qs is generally stated as of the end of the applicable fiscal quarter and this filing does not reflect any subsequent information or events other than the adoption of the accounting pronouncements and the reclassification of certain prior year amounts to conform to current presentation. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2009 Form 10-Q for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is included in the Company’s other filings with the SEC.

This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the 2009 Form 10-Qs and the Company’s other filings with the SEC. Other filings contain important information regarding events, developments and updates to certain events and expectations of the Company that have occurred since the filing of the 2008 Form 10-K and the 2009 Form 10-Qs.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are furnished with this Form 8-K:

23.1	Consent of Ernst & Young, Independent Registered Public Accounting Firm

23.2	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm

99.1	Updates to iGATE Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008

99.2	Updates to iGATE Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009

99.3	Updates to iGATE Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009

99.4	Updates to iGATE Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGATE CORPORATION

By:	/S/ SUJIT SIRCAR
Name:	Sujit Sircar
Title:	Chief Financial Officer

February 24, 2010

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young, Independent Registered Public Accounting Firm

23.2	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm

99.1	Updates to iGATE Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008

99.2	Updates to iGATE Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009

99.3	Updates to iGATE Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009

99.4	Updates to iGATE Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009